UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2025

Lindsay Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-13419	47-0554096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18135 Burke Street Suite 100
Omaha, Nebraska		68022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (402) 829-6800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LNN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On September 15, 2025, the Board of Directors of Lindsay Corporation (the "Company") expanded the size of the Board of Directors from seven to eight members and appointed Jahidul H. Khandaker as a director effective immediately. Mr. Khandaker is a member of the class of directors with a term expiring at the January 2026 Annual Meeting. Mr. Khandaker has been appointed to serve on the Company's Audit Committee.

Mr. Khandaker will receive compensation for serving as a director consistent with the description of compensation of non-employee directors included in the section entitled “Compensation of Directors” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 20, 2024.

Mr. Khandaker has entered into an Indemnification Agreement with the Company in the form attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 19, 2018.

There are no arrangements or understandings between Mr. Khandaker and any other person pursuant to which Mr. Khandaker was appointed as a director, and there are no transactions between Mr. Khandaker and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing Mr. Khandaker’s appointment to the Company's Board of Directors is furnished herewith as Exhibit 99.1 and incorporated by reference into this Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the press release are being “furnished” and, as such, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

10.1 Form of Indemnification Agreement between the Company and its Officers and Directors, previously filed as Exhibit 10.1 with the Company's Form 8-K filed on October 19, 2018.

99.1 Press Release, dated September 15, 2025, issued by the Company.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDSAY CORPORATION

Date:	September 15, 2025	By:	/s/ Brian L. Ketcham
Brian L. Ketcham, Senior Vice President and Chief Financial Officer